UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 16, 2004 (November 11, 2004)

O’CHARLEY’S INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-18629	62-1192475

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3038 Sidco Drive
Nashville, Tennessee	37204

(Address of Principal Executive Offices)	(Zip Code)

(615) 256-8500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Ex-10.1 Letter Agreement
Ex-10.2 Non-Compete/Severance Letter Agreement
Ex-10.3 Severance Compensation Agreement
Ex-10.4 Restricted Stock Agreement
Ex-10.5 Restricted Stock Agreement
Ex-10.6 Restricted Stock Agreement

Item 1.01. Entry into a Material Definitive Agreement

     On November 11, 2004, we entered into a Letter Agreement and a Non-Compete/Severance Letter Agreement with Lawrence E. Hyatt in connection with his employment as our Chief Financial Officer, Secretary and Treasurer. Copies of these agreements are attached hereto and incorporated herein by reference as Exhibits 10.1 and 10.2, respectively.

     Effective as of November 15, 2004, we entered into a Severance Compensation Agreement with Mr. Hyatt. A copy of this agreement is attached hereto and incorporated herein by reference as Exhibit 10.3.

     Effective as of November 15, 2004, we entered into three Restricted Stock Agreements with Mr. Hyatt. Copies of these agreements are attached hereto and incorporated herein by reference as Exhibits 10.4, 10.5 and 10.6, respectively.

     Under the terms of our agreement with Mr. Hyatt, his annual base salary will be $350,000 and he will be eligible to receive an annual incentive bonus for fiscal 2005 ranging from 0% to 120% of his base salary based on the Company meeting certain performance criteria to be established by our Compensation and Human Resources Committee. We have agreed to provide Mr. Hyatt with an annual car allowance of $25,000 and he will be eligible to receive all management level employee benefits. We have also agreed, subject to limitations, to pay for or reimburse him for his costs (on an after tax basis) to relocate to the Nashville area.

     In connection with his employment, we also granted Mr. Hyatt an aggregate of 11,000 shares of restricted stock that will vest ratably over three years and 20,000 shares of restricted stock that will vest over three years dependent upon meeting cumulative earnings per share targets which were established by our Compensation and Human Resources Committee. These restricted stock awards constitute inducement awards under NASDAQ Marketplace Rule 4350.

     In partial consideration for Mr. Hyatt’s agreement to refrain from competing with us during the term of his employment and for a period of 12 months following the termination of his employment, we have agreed to make certain severance payments to him in the event that his employment is terminated without cause (as defined in the Non-Compete/Severance Letter Agreement) or he terminates employment with good reason (as defined in the Non-Compete/Severance Letter Agreement). If such a termination occurs, Mr. Hyatt will be entitled to salary continuation for a period of 12 months, payment of his target bonus amount for the fiscal year in which the date of termination occurs and, subject to limitations, continuation of employee benefits for a period of 12 months.

     We also entered into a Severance Compensation Agreement with Mr. Hyatt. Pursuant to the Severance Compensation Agreement, upon a change in control Mr. Hyatt will be entitled to a lump sum payment and continuation, for a certain period of time, of health insurance coverage if he is terminated within 18 months of such change in control other than for cause, death, disability, or retirement or if he terminates employment for good reason. In the event of such termination, Mr. Hyatt will receive as severance pay in a lump sum an amount equal to the sum of (i) 150% of the average of the aggregate annual salary paid to him by us during the three

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calendar years preceding the change in control and (ii) 150% of the highest bonus compensation paid to him for any of the three calendar years preceding the change in control. If the lump sum severance payment, either alone or together with other payments which Mr. Hyatt has the right to receive from us, would be deemed to be a “parachute payment” under Section 280G of the Internal Revenue Code of 1986, as amended, the payment shall be reduced to the largest amount as will result in no portion of the payment being subject to the excise tax imposed by Section 4999 of the Internal Revenue Code.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     Effective November 15, 2004, our Board of Directors has appointed Lawrence E. Hyatt to serve as our Chief Financial Officer, Secretary and Treasurer. Mr. Hyatt, age 50, served as Executive Vice President and Chief Financial Officer of Cole National Corporation from July 15, 2002 to October 8, 2004. Prior to joining Cole National, he served as Chief Financial and Restructuring Officer of PSINet, Inc. from 2000 to 2002, as Chief Financial Officer of HMS Host Corporation from 1999 to 2000 and as Chief Financial Officer of Sodexho Marriott Services, Inc. and its predecessor company from 1989 to 1999.

     The disclosure set forth in Item 1.01 above concerning the agreements entered into with Mr. Hyatt in connection with his employment is hereby incorporated by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits.

10.1	Letter Agreement, dated November 11, 2004, between O’Charley’s Inc. and Lawrence E. Hyatt

10.2	Non-Compete/Severance Letter Agreement, dated November 11, 2004, between Lawrence E. Hyatt and O’Charley’s Inc.

10.3	Severance Compensation Agreement, dated as of November 15, 2004, between O’Charley’s Inc. and Lawrence E. Hyatt

10.4	Restricted Stock Agreement, dated as of November 15, 2004, between O’Charley’s Inc. and Lawrence E. Hyatt

10.5	Restricted Stock Agreement, dated as of November 15, 2004, between O’Charley’s Inc. and Lawrence E. Hyatt

10.6	Restricted Stock Agreement, dated as of November 15, 2004, between O’Charley’s Inc. and Lawrence E. Hyatt

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

O’CHARLEY’S INC.
By:	/s/ Gregory L. Burns
Gregory L. Burns
Chairman and Chief Executive Officer

Date: November 15, 2004

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EXHIBIT INDEX

Exhibit
Number	Description
10.1	Letter Agreement, dated November 11, 2004, between O’Charley’s Inc. and Lawrence E. Hyatt

10.2	Non-Compete/Severance Letter Agreement, dated November 11, 2004, between Lawrence E. Hyatt and O’Charley’s Inc.

10.3	Severance Compensation Agreement, dated as of November 15, 2004, between O’Charley’s Inc. and Lawrence E. Hyatt

10.4	Restricted Stock Agreement, dated as of November 15, 2004, between O’Charley’s Inc. and Lawrence E. Hyatt

10.5	Restricted Stock Agreement, dated as of November 15, 2004, between O’Charley’s Inc. and Lawrence E. Hyatt

10.6	Restricted Stock Agreement, dated as of November 15, 2004, between O’Charley’s Inc. and Lawrence E. Hyatt

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